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                                                                     Exhibit (s)



                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Senior Floating-Rate Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Senior Floating-Rate Trust with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

      Signature                   Title                              Date
      ---------                   -----                              ----


/s/ Thomas E. Faust Jr.
-------------------------   President and Principal             October 20, 2003
Thomas E. Faust Jr.            Executive Officer


/s/ Barbara E. Campbell
-------------------------   Treasurer and Principal Financial   October 20, 2003
Barbara E. Campbell              and Accounting Officer


/s/ Jessica M. Bibliowicz
-------------------------            Trustee                    October 20, 2003
Jessica M. Bibliowicz


/s/ James B. Hawkes
-------------------------            Trustee                    October 20, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
-------------------------            Trustee                    October 20, 2003
Samuel L. Hayes, III


/s/ William H. Park
-------------------------            Trustee                    October 20, 2003
William H. Park


/s/ Ronald A. Pearlman
-------------------------            Trustee                    October 20, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
-------------------------            Trustee                    October 20, 2003
Norton H. Reamer


/s/ Lynn A. Stout
-----------------------              Trustee                    October 20, 2003
Lynn A. Stout